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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Registration Statement.


                                                     /s/  KPMG PEAT MARWICK LLP



Minneapolis, Minnesota
December 11, 1998